EMPLOYMENT AGREEMENT
THIS

EMPLOYMENT

AGREEMENT

(the

"Agreement”)

is

effective

as

of

July

12,

2021
(the
"Effective Date") ,

is by and

between CrossFirst Bankshares,

Inc. a

Kansas Corporation

(the "Company"),
and Benjamin R. Clouse ("Employee"), with reference to the following facts:
RECITALS:
The parties

have agreed

to execute

this Agreement

in order to

memorialize

the terms

and conditions
on which the Company shall employ Employee from and after the Effective Date of this Agreement.
Certain

rights

described

below

may

inure

to

the

benefit

of

other

companies

affiliated

with

the
Company by virtue of being controlled by the Company (“Affiliated Companies”).
AGREEMENTS:
Now, THEREFORE, the parties hereto,

intending to be legally bound, do hereby agree as follows:
1.

POSITION AND DUTIES.
1.1

POSITION

AND

TITLE.

The

Company

hereby

hires

Employee

to

serve

as

Managing
Partner, Chief Financial

Officer.

(a)

LIMITS

ON

AUTHORITY.

Employee

shall,

to

the

best

of

his

abilities,

perform

his
duties

in

such

capacity pursuant

to

this

Agreement

in

compliance

with

applicable

law,
consistent with such direction as the

Company

provides

to Employee

from

time

to time,
and

in

accordance

with

Company's

policies

and

procedures

as

published

from

time

to
time.

(b) REPORTING AND

AUTHORITY.

Employee shall report to the Company as

directed
by

the

Company.

Subject

to

the

directions

of

the

Company,

Employee

shall

have

full
authority and responsibility

for supervising and

managing to the

best of his

ability, the daily
affairs in his scope of work or as assigned including but not limited to: (i) presenting to the
Company

all business

opportunities

that

come

to

his

attention

that

are

reasonably

in

the
scope of business of the Company; (ii) working with the Company to develop and approve business

objectives,

policies

and

plans

that

improve

the

Company’s

profitability;

(iii)
communicating business objectives

and plans to

subordinates, (iv) ensuring that plans and
policies are

promulgated to

and implemented

by

subordinate managers,

(v) ensuring

that
each business plan

provides those functions

required for achieving

its business

objectives
and that each

plan is properly

organized, staffed

and directed to

fulfill its responsibilities,
(vi) assisting

the Company

in directing

periodic reviews

of the

Company's strategic

position
and combining

this information

with corollary

analysis of

the Company's

production and
financial resources, (vii)

providing periodic financial information

concerning

the operations
of the projects and growth plans to

the Company,

and (viii)

ensuring that

the operation

of
the projects comply with applicable laws.

1.2

ACCEPTANCE.

Employee

hereby

accepts

employment

by

the

Company

in

the
capacity

set

forth in Section 1.1,

above, and agrees to perform

the duties of such position

from and
after the

Effective Date

of

this

Agreement

in

a

diligent,

efficient,

trustworthy,

and

businesslike
manner. Employee agrees that, to the best of

the Employee's

ability and experience,

Employee at all
times shall

loyally and conscientiously

discharge all of the

duties and responsibilities imposed upon
Employee pursuant to this Agreement.
1.3

BUSINESS TIME. Employee shall

devote his exclusive business

time to the performance
of his duties

to the

Company under

Section 1.1

and elsewhere

in this

Agreement.

Employee

shall not
undertake any

activities that

conflict with

or

significantly detract

from

his

primary

duties

to

the
Company.
1.4

LOCATION.

Employee

shall

perform

his

duties

under

this

Agreement

primarily

in
Leawood,

Kansas

and

potentially other

regions of

the

United States

where the

Company,

or

its
Affiliated

Companies,

are active

in conducting

banking

and other

related

service

activities.

Employee
acknowledges

and

agrees

that

from

time

to

time

he

shall

be

required

to

travel

(at

the

cost

and
expense

of

the

Company)

to

such

other

locations

in

order

to

discharge

his

duties

under

this
Agreement.

1.5

TERM. The term of this Agreement commenced as of the Effective Date and shall be for a term of

two (2)

years, which term

shall thereafter automatically renew for successive one

(1) year
terms unless: i) Company

or Employee serve a Notice of Termination upon the

other party of intent
to not renew

the term of

this Agreement

within thirty

(30) days prior

to the ensuing

termination

date,
or ii) earlier

terminated

in accordance with Section 3, below.
1.6

STOCKHOLDING

REQUIREMENT.

The Board

of Directors

of the

Company believes
that it

will be

essential for

Employee to

participate in

the Company’s

future growth

as an

equity
stakeholder as well as

an employee.

As a condition to

Employee’s employment with the Company,
Employee will be required

to hold a minimum of

four hundred thousand dollars

($400,000) worth
of Company stock (“Required Stock”).

As a condition of Employee’s

continued employment with
the Company,

Employee shall not sell

or transfer any Required

Stock without the prior

consent of
the Compensation Committee

of the Board

of Directors (the

“Compensation Committee").

In the
event Employee

fails to

hold sufficient

Company stock

with a

value equal

to or

in excess

of the
required minimum value for

more than ninety (90) consecutive

days, and unless such requirement
is waived by the Compensation Committee, Employee

shall be deemed to be in material breach

of
this Agreement.

Employee will have three years from the

date hereof to reach the Required Stock
threshold, with equity compensation awards credited toward fulfillment of this requirement at their
grant value.

2.

COMPENSATION.

The

Company

shall

compensate Employee

for

his

services

pursuant

to

this
Agreement as follows:
2.1

BASE COMPENSATION.
(a)

BASE SALARY. The Company shall pay

to Employee

an annual salary

in the

amount

of

Four

Hundred

and

Twenty

Thousand

Dollars

("Base

Salary"),

payable

in
periodic installments in accordance with the Company's regular payroll practices as in effect

from

time

to

time.

Such

annual

salary

shall

be

subject

to

approval

by

the
Compensation Committee.

In addition, such annual salary is subject to periodic increases, in such

amounts (if any)

as the

Company may determine

to be

appropriate, at the

time of
Employee's annual review pursuant

to Section 2.1(b), below, or at such other times (if any)
as the Company may select.

(b)

PERIODIC REVIEWS. The

Company shall review

Employee's performance

of his
duties

pursuant

to

this

Agreement

at

least

annually

and

from

time

to

time

and

advise
Employee

of

the

results

of

that

review.

In

connection

with

each

such

review,

the
Company

shall

evaluate

whether

any

increase

in

Employee's

compensation

under
Section

2.1(a), above,

is appropriate.

Any annual

salary increase

shall be

effective

as of
such date as the Company, in its discretion,

determines to be appropriate.

2.2

BONUSES.

(a)

CRITERIA.

Employee

shall

be

eligible

to

receive

periodic

incentive

bonuses
under the Company’s

Incentive Plan (the

"Bonuses") in such

amounts, if any,

and at such
times

as

may

be

determined

by

the

Compensation

Committee,

in

its

sole

discretion.

Employee’s bonus

opportunity shall be

50% of Employee’s

Base Salary.

By no later than
March 15th

of each

year, the Compensation

Committee will

define the

terms and

conditions
of

such

Bonuses

for

Employee

for

the

year

based

upon

reasonable,

measurable

and
obtainable goals for Employee and the Company.

(b)

TIMING

OF

PAYMENT.

The

Bonus,

if

any,

payable

for

each

calendar

year
during

the

term of this Agreement shall

be payable on or before March 15
st

of the calendar
year immediately

following the

end of the calendar year in which such Bonus is earned.
2.3

FRINGE BENEFITS/VACATION.
(a)

VACATION.

Employee is trusted to

take reasonable

vacation time

when needed.
Employee will not

receive compensation upon

termination or credit

in future

calendar years
for any unused vacation time.

(b)

OTHER

FRINGE

BENEFITS.

Employee

shall

be

eligible

to

participate,

on

the
same terms

and conditions

as all

other employees

of the

Company,

in all

reasonable and
customary fringe

benefit plans

made available

to the

employees of

the Company

and its
Affiliated

Companies,

including

but

not

limited

to,

Group

Health

Insurance

(medical,
vision and dental) and Long and Short Term

Disability Insurance.

(c)

MOBILE

COMMUNICATIONS.

The

Company

at

its

expense

shall

provide
Employee

with

iPhones

and

iPads

and

data

plan

for

his

use

in

connection

with

the
Company’s

business with a

provider acceptable to

the Company.

Employee shall use

and
maintain such devises in a reasonable manner.

The Company shall pay for the purchase of
such initial devices

for Employee’s

use and a

replacement when such

devices are eligible
for full replacement under Employee’s data plan.
(d)

AUTOMOBILE

ALLOWANCE.

The

Company

shall

provide

Employee

with

an
automobile allowance

of $600

per month,

prorated for

partial months

worked, which

shall
be in lieu of any

expense reimbursement for automobile or

automobile-related expenditures
(other

than

expenditures

for

car

service

or

other

transportation

costs

associated

with
Employee's

business

travel,

which

shall

be

reimbursed

in

accordance

with

the

terms

of
Section 2.4, below) or use of a Company owned or leased vehicle.
2.4

REIMBURSEMENT

OF

EXPENSES.

The

Company

shall

reimburse

Employee

for
business

expenses

incurred

by

Employee

in

the

performance

of

his

duties,

provided

that

such
expenses

are

authorized

under

the

Company’s

Expense

Reimbursement

policy,

in

reasonable
amounts,

incurred

for

ordinary

and

necessary

Company-related

business

expenses

and

are
supported by itemized accountings and expense receipts

that are timely submitted to the Company
prior to any reimbursement.

2.5

EQUITY INCENTIVE PLAN.

As an active

key employee in

Company and its

affiliates,
Employee

shall

have

the

right

to

participate

in

the

current

CrossFirst

Bankshares,

Inc.

2018
Omnibus Equity Incentive Plan, (the “Equity Incentive Plan”) for certain eligible key employees,

a
copy of which

has been provided

by Employer.

As a part

of Employee’s

compensation under this
Agreement, Employee shall have the right to participate in

the Equity Incentive Plan as determined
by

the

Committee,

subject

to

vesting

and

other

rights

described

in

the

Equity

Incentive

Plan

or
approved

by

the

Compensation

Committee.

Employee’s

rights

in

any

equity

may

change

in
accordance with the

provisions of the

Equity Incentive Plan.

The Committee reserves the

right, in
its

sole

discretion

and

at

any

time,

to

change

the

type

of

equity

incentive

awards

granted

to
Employee, provided that

the Committee shall

only grant to

Employee awards which

may be granted
under the

terms of

the Equity

Incentive Plan.

For 2021,

Employee will

receive a

grant of

5,000 time-
based restricted stock

units that vest in

one third increments

over the next

three years and

25,000 stock settled
appreciation rights

that will vest

on each

anniversary of the

date of

grant in

installments over a

seven-year
period

in

equal

tranches

at

the

Company’s

July

2021

Compensation

Committee

meeting.

You

will

be
eligible for additional awards under

the Equity Incentive Plan in

2022 with a target opportunity

of
40% of your Base Salary
3.

TERMINATION

.

3.1.

DEFINTIONS. For purposes of this Agreement, the term:
(a)
“DATE

OF

TERMINATION”

or

"TERMINATION

DATE"

shall

mean

the

date
specified in a Notice of Termination (as defined

below).
(b)
"NOTICE

OF

TERMINATION"

shall

mean

a

written

notice,

which

includes

the
effective Date of Termination and (i)

if delivered by

the Company in

connection with the
Company's decision to terminate Employee's employment

with the Company,

sets forth
in

reasonable

detail

the

reason

for

termination

of

Employee's

employment,

or

(ii)

if
delivered by Employee

in connection with

a Constructive Termination

(as such term

is
defined

in

the

Severance

Plan

(as

defined

in

Section

3.1(c)

below)),

specifies

in
reasonable detail the basis for such resignation.
(c)
"SEVERANCE

PLAN"

shall

mean

the

CrossFirst

Bankshares,

Inc.

Senior

Executive
Severance Plan.
3.2.

TERMINATION

BY EMPLOYEE

OR COMPANY

DUE TO DEATH

OR DISABILITY.
If

the

Company

terminates

Employee

during

the

term

of

this

Agreement

due

to

death

or
Disability

or

Employee

terminates

this

Agreement

due

to

Disability

then

following

such
termination the Company shall pay to Employee or Employee’s legal representative:
(a)

ACCRUED OBLIGATION.

A lump

sum cash

payment equal

to Employee’s

accrued,
earned

but

unpaid

compensation

and

bonuses

for

the

period

ending

on

the

Date

of
Termination,

provided,

that

such

payment

shall

not

include

any

potential

or

unearned
bonuses or any other

potential or unearned or benefits

("Accrued Obligations") shall be
made on the sixtieth (60
th
) day following the Employee’s Date of Termination;

and
(b)

COBRA

PAYMENT.

A

lump

sum

cash

payment

equal

to

twelve

(12)

times

the
Company-paid portion of the

monthly COBRA continuation premium

for Employee and
his eligible dependents, if any, for COBRA continuation

coverage under the Company's
health,

vision

and

dental

plans

in

effect

as

of

Employee's

Date

of

Termination

due

to
Disability or

death. Such

amount will

include the

Company paid

portion of

the cost

of
the premiums for coverage

of Employee's dependents if,

and only to the

extent that, such
dependents were

enrolled in

a health,

vision or

dental plan

sponsored by

the Company
before the Date of Termination.

For purposes of this Agreement, "Disability" shall have the meaning ascribed in the Severance Plan
3.3

OTHER

TERMINATIONS.

In

the

case

of

a

termination

for

any

reason

other

than
Employee's death or

Disability,

Employee shall only

be entitled to

those severance benefits,

if any,
provided for under the Severance Plan ("Severance Payments").
3.4

CONDITIONAL NATURE

OF

SEVERANCE

PAYMENTS.

Notwithstanding

any

other
provision of this Section 3 or any other provision of this Agreement to the contrary:
(a)

NONSOLICITATION.

Employee

understands

and

agrees

that

because

of

his
employment with the Company that he will

acquire or have access to certain information

of
a

confidential

and

secret

nature

derived

from

the

operations

of

the

Company’s

and

its
Affiliated

Companies’

business.

Employee

further

understands

and

agrees

that

all
correspondence,

customer

and

investor

lists

and

information,

loan

pricing

techniques,
underwriting

methods,

systems

and

products

of

the

Company

are

confidential

and

trade
secrets

(“Confidential

Information”)

and

the

disclosure

or

unauthorized

use

of

such
information would

be detrimental

to the

Company.

Employee understands

and agrees

that
the

nature

of

the

Company's

business

is

such

that

if

Employee

were

to

directly

solicit,
interfere with,

or attempt

to interfere

with any

of the

Company’s

customer relationships

or
to

directly

or

indirectly

solicit,

interfere

with,

or

attempt

to

interfere

with

any

of

the
Company’s other employees’ relationships that existed at Employee’s Termination Date and during

the

one

(1)

year

period

following

the

termination

of

Employee's

employment
with the

Company, then it

would be

injurious

to the

Company.

Therefore

in consideration
of

the

Employee

and

the

Company

complying

with

the

terms

of

his

employment,

and
subject

to

the

condition

precedent

of

the

Company

timely

providing

Employee

the
payments

called

for

hereu

nder,

Employee

agrees:
(i)

that,

without

the

prior

written

consent

of

the

Company,

he

will

not
directly

or

indirectly

solicit

interfere

with

or

attempt

to

interfere

with

any

of

the
Company’s

customer

relationships

or

other

employee

relationships

that

existed

at
Employee’s

Termination

Date

and

during

the

one

(1)

year

period

of

time
thereafter;
(ii)

to

assist

in

the

avoidance

of

the

unauthorized

disclosure

of

the
Company's

Confidential

Information, in addition to

other remedies available to

the
Company

and

its

Affiliated

Companies,

Employee

will

not,

and

understands

and
agrees that his right to receive the severance consideration described in Sections 3.2
and

3.3

above

(to

the

extent

Employee

is

otherwise

entitled

to

such

payments
thereunder)

shall

be

conditioned

upon

Employee

not:

i)

directly

or

indirectly
engaging

in

(whether

as

an

employee,

consultant,

agent,

proprietor,

principal,
partner,

stockholder,

corporate

officer,

director

or

otherwise);

or

ii)

acquiring

any
ownership

interest

in

or

participating

in

the

financing,

operation,

management

or
control

of, any

person,

firm, corporation

or business

that directly

or indirectly

solicits,
interferes

with

or

attempts

to

interfere

with

any

of

the

Company’s

customer
relationships or

other employee

relationships that

existed at

Employee’s Termination
Date in

any Metropolitan

Statistical Area

as defined

from time

to time

by the

U.S.
Office

of

Management

and

Budget,

Bureau

of

Labor

Statistics,

in

which

the
Company

or its successor

owns controlling voting

interest in any

banking or other
financial institution as such

banking or other financial

institutions are controlled by
the Company or

its Affiliated Companies

upon Employee’s

Termination

Date. The
limitation

upon

Employee’s

ownership

of

outstanding

shares

or

other

units

of
ownership shall be

excluded from this Section

3.4, provided such ownership

is less
than five (5) percent in any publicly-traded bank or financial institution;

(iii)

without the prior

written consent of

the Company, Employee will not solicit,
directly

or

indirectly,

actively

or

inactively,

the

employees

or

independent

contractors of the Company to become

employees or independent contractors of any
person,

firm,

corporation,

business,

or

banking

or

other

financial

institution

that
directly

or

indirectly

competes

with

the

Company

or

solicits,

interferes

with,

or
attempts to interfere with the Company’s customers; and,
(iv)

on or

before the

Date of

Termination
,
Employee shall

return to

Company,
all records,

lists, compositions,

documents and

other items

which contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including

all electronically

stored

data,

wherever

stored),

regardless

of

the

person
causing the

same to be

in such

form, and

Employee will

certify that

the provisions
of this paragraph have been complied with.
If

Employee

violates

any

restriction

described

in

Section

3.4(a),

then

all

Severance
Payments

and

consideration

to which

Employee

otherwise may be entitled under Section
3.2 and 3.3 above,

as applicable, thereupon shall

cease and Employee shall

promptly return
to

the

Company

all severance

payments

received

and

other

severance

benefits

theretofore
incurred by Company for Employee’s benefit. The

Company agrees that nothing

herein shall
preclude Employee

from retaining

copies of

his calendar,

contact list

or documents

related
to

his

investment

in

Company

or

responsibilities

as

a

director

to

Company,

and

that
Employee

shall

be entitled

to

freely offer

employment

references

to

the

Company’s

other
current or former employees.
(b)

OTHER

EMPLOYMENT.

In

the

event

Employee

becomes

employed

as

an
employee

or

consultant

for

a

company

that

provides

banking

services

similar

to

services
provided

by

the

Company

or

its

Affiliated

Companies

in

a

Metropolitan

Statistical

Area,
described in Section

3.4(a)(ii), above, Employee

shall not be

entitled to receive

any further
amount of the

severance consideration described

in Sections 3.2

and 3.3 above,

subsequent
to the date

of such employment.

Employee acknowledges

that this limitation

is fair to

both
Employee

and

the

Company

and

does

not

in

any

way

restrain

employee

from

exercising
Employees lawful profession, trade or business.
(c)

GENERAL RELEASE.

Employee shall not be entitled to

receive any benefits upon
termination of

employment described

in this

Section 3

(including any

Severance Payments
under the

Severance Plan

or described

in Section

3.2 above)

unless

prior

to

receiving

the
same

Employee

executes

a

release

pursuant

to

Section

9

of

the

Severance

Plan,

as
applicable, or

a general

release of

all known

claims against

the Company

and its

directors,
officers, employees, stockholders, and other agents and their respective insurers, successors, and assigns, of all claims arising from or in any way

relating to Employee's employment

by
the

Company

or

the

termination

of

that

employment,

provided

that

such

release

shall

not
extend to

(i) any

claims for

benefits under

any qualified

retirement plan

maintained by

the
Company,

(ii) any

claims for

governmental unemployment

benefits, or

(iii) any

claims for
workers

compensation

benefits;

(iv)

Employee’s

rights,

if

any,

under

the

Plan,

(v)
Employee’s rights, if any, as an owner of

any Shares of the

Company, (vi) Employee’s rights
under this

Agreement, or

(vii) Employee's

right to

receive indemnification

from the

Company
under

applicable

provisions

of

the

law

of

the

State

where

Employee

is

employed

or

the
articles of

organization,

articles of

incorporation, By

Laws or

Operating Agreement

of the
Company or its Affiliated Companies, as the case may be.
3.5

EQUITABLE

REMEDIES.

Employee

acknowledges

that

irreparable

harm

will

result

to

the
Company in the event

of a material breach

by Employee of any

of the covenants contained

in Section
3.4.

Employee agrees

that, in the

event of

such a

breach and in

addition to any

other legal

or equitable
remedies

available

to

the

Company,

the

Company

will

be

entitled

to

specific

performance

of

the
covenants in

Section 3.4;

to an

injunction to

restrain the

violation of

such covenants

by Employee
and all other persons acting for or

with Employee; or to both specific

performance and an injunction.

Employee further agrees that, in the

event the Company brings an action for

the enforcement of any

of those

covenants, and

if the

court finds

any part

of the

covenant unreasonable

as to

time, area

or
activity covered,

then the

court shall

make a finding

as to

what is

reasonable and

shall enforce

this
Agreement by judgment or decree to the extent of such findings.
4.

MISCELLANEOUS
4.1

NOTICES.

All

notices

permitted

or

required

by

this

Agreement

shall

be

in

writing,
and

shall

be deemed to have

been delivered and received

(i) when personally delivered,

or (ii) on
the

third

(3
rd
)

business

day

after

the

date

on

which

deposited

in

the

United

States

mail,

postage
prepaid,

certified

or

registered

mail,

return

receipt

requested,

or

(iii)

on

the

date

on

which
transmitted by

other electronic

means generating

a receipt

confirming a

successful transmission
provided that
on that same

date a copy

of such notice is

deposited in the United

States mail, postage
prepaid, certified or

registered mail, return

receipt requested), or (iv) on the next business day after
the

date

on

which

deposited

with

a

regulated

public

carrier

(e.g.,

Federal

Express)

designating
overnight delivery service

with a return

receipt requested or

equivalent thereof

administered

by such
regulated public carrier, freight prepaid, and

addressed in a

sealed envelope to the

party for whom
intended at the address

appearing on the signature

page of this Agreement

(if to the Company to the
attention

of the

Secretary

of the

Company

and if

to the

Employee

to the

attention

of the

Employee),

or
such

other

address

or

facsimile

number,

notice

of

which

is

given

in

a

manner

permitted

by

this
Section 4.1.
4.2

EFFECT ON OTHER

REMEDIES. Nothing in this

Agreement is intended

to preclude, and
no

provision of

this Agreement

shall be

construed to

preclude, the

exercise of

any

other right

or
remedy which the Company or Employee may

have by reason

of the other's

breach of obligations
under this Agreement.
4.3

BINDING ON

SUCCESSORS;

ASSIGNMENT.

This Agreement

shall be

binding upon,
and inure

to the benefit

of, each of

the parties hereto,

as well as

their respective heirs,

successors,
assigns, and personal representatives.
4.4

GOVERNING LAW,

JURISDICTION AND VENUE. This Agreement shall be construed
in

accordance

with

and

shall

be

governed

by

the

laws

of

the

State

of

Kansas,

without

regard

to
conflict of law principles. Each

party consents

to the jurisdiction

of the courts

of the State

of Kansas
as

the

exclusive jurisdiction

for

the

purposes of

construing or

enforcing

this

Agreement

and

the
venue of the District Court of the State of Kansas in Johnson, County,

Kansas and that any dispute
relating to this Agreement shall be brought in

the District Court of the State of Kansas in

Johnson,
County, Kansas.
4.5

SEVERABILITY.

If any of the

provisions of this Agreement

shall otherwise contravene or
be invalid

under the

laws of

any state,

country

or other

jurisdiction

where

this Agreement

is applicable
but for such contravention or invalidity, such

contravention or

invalidity shall not invalidate all of
the provisions of this Agreement but rather it shall be construed, insofar as the laws of that state or other jurisdiction are concerned, as

not containing

the provision

or provisions

contravening

or invalid
under the laws of that state or

jurisdiction,

and

the

rights

and

obligations

created

hereby

shall

be
construed and enforced accordingly.
4.6

COUNTERPARTS.

This Agreement may be executed in counterparts, each of which shall be deemed an

original

and all of

which, taken

together, shall

be one and

the same

instrument,

binding
on all

the signatories.

4.7

FURTHER ASSURANCES. Each party agrees,

upon the request

of another party, to make,
execute, and

deliver, and to

take such additional

steps as may

be necessary

to effectuate

the purposes
of this Agreement.

4.8

REASONABLE VERIFICATION.

Company agrees that

Employee shall have

reasonable
access to

the Company's

books and

records in

order to

verify the

accuracy of

Bonus calculations
that may be necessary following termination.
4.9

ENTIRE

AGREEMENT;

AMENDMENT.

This

Agreement

(a)

represents

the
entire

understanding

of the

parties with

respect to

the

subject matter

hereof,

and supersedes

all
prior and contemporaneous

understandings,

whether

written

or oral,

regarding

the

subject

matter

hereof,
and

(b)

may

not

be modified

or amended,

except

by a

written

instrument,

executed

by the

party against
whom enforcement

of such amendment may be sought.

4.10

TAXES.

(a)

Anything to

the contrary notwithstanding,

all payments made

by the Company

to
Employee or Employee’s estate or beneficiaries

will be subject to

tax withholding pursuant
to any

applicable laws or

regulations.

Employee will

be solely

liable and

responsible for
the

payment

of

taxes

arising

as

a

result

of

any

payment

hereunder

including

without
limitation any unexpected or adverse tax consequence.

(b)

This Agreement

is intended

to comply

with the

requirements of

Code Section

409A
(“Section 409A”).

Accordingly,

all provisions

herein, or

incorporated by

reference, shall
be construed and interpreted to comply with Section 409A

and if necessary, any

provision
shall be held

null and void

to the extent

such provision (or

part thereof) fails

to comply with
Section 409A or regulations thereunder.

(c)

If Employee is

a specified

employee (within

the meaning of

Code Section 409A)
at

the

time

Employee

incurs

a

separation

from

service

(within

the

meaning

of

Section
409A),

then

to

the

extent

necessary

to

comply

with

Code

Section

409A

and

avoid

the
imposition

of

taxes

under

Code

Section

409A,

the

payment

of

certain

benefits

owed

to
Employee

under

this

Agreement

will

be

delayed

and

instead

paid

(without

interest)

to
Employee

upon

the

earlier

of

the

first

business

day

of

the

seventh

month

following
Employee’s separation from service or death.
(d)

The

Company

and

Employee

agree

that,

for

purposes

of

the

limitations

on
nonqualified deferred

compensation under

Section 409A,

each payment

of compensation
under this Agreement shall be treated as a separate payment of compensation for purposes
of applying Section 409A

deferral election rules and

the exclusion from Section

409A for
certain

short-term

deferral

amounts.

The

Company

and

Employee

also

agree

that

any
amounts

payable

solely

on

account

of

an

involuntary

separation

from

service

of

the
Executive within

the meaning of

Section 409A shall

be excludible from

the requirements
of

Section

409A,

either

as

involuntary

separation

pay

or

as

short-term

deferral

amounts
(e.g., amounts payable under the schedule prior

to March 15 of the calendar

year following
the calendar year of involuntary separation) to the maximum possible extent.

(e)

Notwithstanding

anything to

the

contrary

in

this

Agreement,

all

reimbursements
and

in

kind

benefits

provided

under

this

Agreement

shall

be

made

or

provided

in
accordance

with

the

requirements

of

Section

409A,

including,

where

applicable,

the
requirement that (i)

any reimbursement is

for expenses incurred

during the period

of time
specified in this

Agreement, (ii) the

amount of expenses

eligible for reimbursement,

or in
kind

benefits

provided,

during

a

calendar

year

may

not

affect

the

expenses

eligible

for
reimbursement,

or

in

kind

benefits

to

be

provided,

in

any

other

calendar

year,

(iii)

the
reimbursement of an eligible

expense will be made

no later than the

last day of the

calendar
year following

the year

in which

the expense

is incurred,

and (iv)

the right

to reimbursement
or in kind benefits is not subject to liquidation or exchange for another benefit.

4.11

409A.

To

the

extent

that

any

payment

or

other

consideration

due

from

the

Company

to
Employee hereunder

would

trigger any

tax or

penalty under

Section 409A,

the Company

agrees
that it will accelerate such

payment or other consideration to

the extent allowed by law

in order to
eliminate such

tax or

penalty.

To

the extent

that any

payment or

other consideration

called to

be
made

under

this

Agreement

fails

to

meet

the

requirements

of

Section

409A

and

the

regulations
relating to

that statute,

the Company

shall immediately

pay to

Employee an

additional sum

equal
to any amount required to be included

as income as a result of such noncompliance.

[Signatures

Appear

on Following

Page]

IN WITNESS WHEREOF,

the parties

hereto have

executed

this Agreement,

effective

as of the date set forth
above.
CROSSFIRST BANKSHARES, INC.

/s/ Michael J. Maddox

Mike Maddox,

President & CEO

BENJAMIN R. CLOUSE

/s/ Benjamin R. Clouse

Benjamin R. Clouse